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                                                                    Exhibit 23.2
                                                                    ------------

                        Consent of Independent Auditors

The Board of Directors
MetaSolv, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                                 KPMG LLP

Dallas, Texas
September 13, 2001